                                                                   EXHIBIT 10.23

THIS SUBORDINATED CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

--------------------------------------------------------------------------------

$500,000.00                                                    December 22, 1999
                                                               Los Angeles, CA


                         SYNTHONICS TECHNOLOGIES, INC.

                   CONVERTIBLE SUBORDINATED PROMISSORY NOTE


    FOR VALUE RECEIVED, Synthonics Technologies, Inc., a Utah corporation (the "Company"), promises to pay to Future Media Productions, Inc ("Holder"), at its offices at 25136 Anza Drive, Valencia, CA 91355 or such other location as is reasonably requested by Holder, the principal sum of Five Hundred Thousand $500,000.00. Interest shall accrue from the first anniversary of the date of this Note on the unpaid principal amount at the rate equal to the average rate of interest incurred by Holder on its outstanding secured borrowings, compounded annually, until paid. Such principal amount, together with accrued but unpaid interest, shall be payable on demand by the Holder after December 22, 2001
(the "Term"), unless earlier converted in accordance with Section 2 of this Convertible Note (the "Note").

    1. Payment. Payment shall be made in lawful tender of the United States and
       -------
shall be credited first to the accrued but unpaid interest due and the remainder applied to principal.

    2. Conversion. Subject to and in compliance with the provisions of this
       ----------
Section 2, up to but not following the first anniversary of the date of this Note, the Note may, at the option of the Holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which the Holder shall be entitled to at any time upon conversion of the Note shall be Eleven Million, Five Hundred and Eighteen Thousand and Ninety-Six (11,518,096), subject to adjustment as provided herein.

        2.1. Adjustment for Stock Splits, Stock Subdivisions or Combinations of
             ------------------------------------------------------------------
    Shares. The number of shares of Common Stock issuable upon conversion of
    ------
    this Note (or any shares of stock or other securities at the time issuable upon conversion of this Note) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock and proportionally decreased to reflect any combination of the Company's Common Stock.

        2.2. Adjustment for Dividends or Distributions of Stock or Other
             -----------------------------------------------------------
    Securities or Property. In case the Company shall make or issue, or shall
    ----------------------
    fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon conversion of the Note) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Note on conversion hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such conversion prior to such date, and without the payment of additional consideration therefore, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had converted this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this Section 2.

        2.3. Reclassification. If the Company, by reclassification of securities
             ----------------
    or otherwise, shall change any of the securities as to which purchase rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change, and the number of shares of Common Stock issuable upon conversion of this Note shall be appropriately adjusted, all subject to further adjustment as provided in this Section 2. No adjustment shall be made pursuant to this Section 2.3 upon any conversion or redemption of the Common Stock which is the subject of Section 2.5.

        2.4. Adjustment for Capital Reorganization, Merger or Consolidation.
             --------------------------------------------------------------
    In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Note shall thereafter be entitled to receive upon conversion of this Note, during the period specified herein, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 2. The foregoing provisions of this Section 2.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall he made in the application of the provisions of this Note with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note.

        2.5. Conversion of Common Stock. In case all or any portion of the
             --------------------------
    authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Note, upon conversion hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such conversion immediately prior to the Termination Date, the securities or property that would have been received if this Note had been converted in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Note.

    3. Subordination. The indebtedness evidenced by this Note is hereby
       -------------
expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

        3.1 Senior Indebtedness. As used in this Note, the term "Senior
            -------------------
Indebtedness" shall mean the principal of and unpaid accrued interest on (i) current or future indebtedness of the Company or with respect to which the Company is a guarantor, to banks, insurance companies, lease financing institutions or other financial institutions regularly engaged in the business of lending money, which is for money borrowed (or purchase or lease of equipment in the case of lease financing) by the Company (whether or not secured) in the ordinary course of business, and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

        3.2  Default on Senior Indebtedness. If there should occur any
             ------------------------------
receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshaling of the assets and liabilities of the Company, or if this Note shall be declared due and payable upon the occurrence of an event of default with respect to any Senior Indebtedness, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filled with the Company by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within 180 days after the happening of such event of default, the maturity, of such Senior Indebtedness shall not have been accelerated.

        3.3  Effect of Subordination. Subject to the rights, if any, of the
             -----------------------
holders of Senior Indebtedness under this Section 3 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this Section 3 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

        3.4  Subrogation. Subject to the payment in full of all Senior
             -----------
Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 3 above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 3 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

        3.5  Undertaking. By its acceptance of this Note, the Holder agrees to
             -----------
execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 3. The provisions of this
Section 3 shall bind any successors or assignees of Holder and shall benefit any successors or assigns of any lender of Senior Indebtedness, and, if the Company refinances a portion of the Senior Indebtedness with a new lender, such new lender shall be deemed a successor or assign of a lender of Senior Indebtedness for the purposes of this Section 3. This Section 3 is solely for the benefit of Holder and lenders of Senior Indebtedness and not for the benefit of the Company or any other party. The provisions of this Section 3 may be amended only by written instrument signed by Holder and the lenders of Senior Indebtedness. In the event of any legal action to enforce the rights of a party, under this
Section 3, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in such action.

    4. Transfers.
       ---------
        4.1 The Holder acknowledges that this Note has not been, and the Common Stock, when and if issued, will not be, registered under the Securities Act of 1933 (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Note or any Common Stock issued upon its conversion in the absence of (i) an effective registration statement under the Securities Act as to this Note and/or such Common Stock and registration or qualification of this Note and/or such Common Stock under any applicable Blue Sky or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument evidencing shares of such Common Stock issued upon the conversion of this Note shall bear a legend substantially to the foregoing effect.

        4.2 Subject to the terms and conditions of this Note and compliance with all applicable securities laws, this Note and all rights hereunder may be transferred, in whole, but not in part, (i) to the Holder's parent, subsidiary or affiliate (including the parties to that certain June 2, I999 letter agreement with the Company), (ii) to the surviving corporation in any merger or consolidation of the Holder with or into another corporation or (iii) to the purchaser of all or substantially all of the assets of the Holder, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Note properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Other than as permitted by the immediately preceding sentence, no other transfer of this Note (or any shares of stock or other securities issued upon the exercise thereof) may be transferred shall be permitted without the prior written consent of the Company, which may be granted or withheld in its sole discretion.

        4.3 Until any transfer of this Note is made in the Note register, the Company may treat the registered holder of this Note as the absolute owner hereof for all purposes; provided, however, that if and when this Note is properly assigned, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

        4.4 The Company will maintain a register containing the names and addresses of the registered holders of this Note. Any registered holder may change such registered holder's address as shown on the Note register by written notice to the Company requesting such change.

        4.5 In the discretion of the Company, the Company may condition any transfer of all or any portion of this Note upon the transferee's delivery to the Company of a written agreement, in form and substance satisfactory to the Company, whereby the transferee (i) makes certain standard investment representations and warranties to and for the benefit of the Company, in a form reasonably acceptable to the Company, and (ii) agrees to be bound by the transfer restrictions set forth in this Section 4.

    5. Default.
       -------

        5.1  Events of Default. The occurrence of any of the following shall
             -----------------
constitute an "Event of Default" under this Note:

    a. Default on Senior Indebtedness. An event of default with respect to any
       ------------------------------
       Senior Indebtedness shall occur, including without limitation the failure to pay when due any principal or interest payment on the due date thereunder;

    b. Voluntary Bankruptcy or Insolvency Proceedings. The Company shall
       ----------------------------------------------
       (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing;

    c. Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the
       ------------------------------------------------
       appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

        5.2  Rights of Holder Upon Default. Subject to the Section 3 above, upon
             -----------------------------
the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Holder may declare all outstanding amounts payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

    6. Investment; Transfer of Securities.
       ----------------------------------

        6.1  Representations. Holder has been advised that this Note and the
             ---------------
Common Stock issuable upon its conversion (collectively referred to herein as the "Securities") have not and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), nor registered or qualified under any state blue sky law, pursuant to certain exemptions from registration and qualification, and that in this connection the

Company is relying in part on the representations of Holder set forth in this
Section 6. Holder represents and Notes that Holder:

    a. has a preexisting personal or business relationship with the Company;

    b. has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect his or her own interest in connection with the acquisition of the Securities;

    c. has the financial ability to bear the economic risk of his or her investment, has adequate means for providing for his or her current needs and foreseeable contingencies, has no need now, and anticipates no need in the foreseeable future, to sell the Securities, is able to hold the Securities for an indefinite period of time and can afford a complete loss of his or her investment (and that his or her overall commitment to investments, including this one, which are not readily marketable is not disproportionate to his or her net worth, and that this investment will not cause his or her commitment to become excessive);

    d. is acquiring the Securities for his or her own account, for investment purposes only, and not with a view to or for sale in connection with any resale or distribution of such Securities in violation of the Securities Act and no other person will have any direct or indirect beneficial interest in or right to the Securities;

    e. was not presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising or solicitation for the purchase of the Securities;

    f. has had the opportunity to discuss with the officers of the Company, all material aspects of an investment in the Company, including the opportunity to ask such questions concerning the Company's business and other relevant matters as deemed necessary or desirable, and has been given all such information as has been requested, in order to evaluate the merits and risks of an investment in the Company;

    g. is not relying on the accuracy of any projections with respect to the Company or its operations in making any investment in the Company;

    h. has had reasonable opportunity to seek the advice of independent counsel respecting his or her investment and the risks and the implications thereof; and

    i. is a resident of the state noted in his or her address line on the signature page hereto.

        6.2 The representations and warranties herein contained shall be binding upon the Holder's heirs, executors, administrators, successors and assigns.

        6.3  Legend. Any certificate or certificates evidencing the Securities
             ------
shall bear a legend substantially in the following form:

    THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

        6.4  Transfer. No Securities shall be sold, transferred, assigned,
             --------
pledged, encumbered or otherwise disposed of (with or without consideration) (each a "Transfer") and the Company shall not be required to register any such Transfer unless and until all of the following events shall have occurred:

    a. the Securities are Transferred pursuant to and in conformity with
       (i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, or
       (y) an exemption from registration under the Securities Act, and (ii) the securities laws of any state of the United States; and

    b. Holder has, prior to the Transfer of such Securities, and if requested by the Company, provided all relevant information to Company's counsel so that upon the Company's request, the Company's counsel is able to, and actually prepares and delivers to the Company a written opinion that the proposed Transfer (i) (x) is pursuant to a registration statement which has been filed with the Commission and is then effective, or (y) is exempt from registration under the Securities Act as then in effect, and the rules and regulations thereunder, and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

    7. Miscellaneous.

        7.1 Costs. If action is instituted to collect this Note by Holder, the Company hereby agrees to pay all costs and expenses, including reasonable attorneys' fees incurred by Holder in connection with such action.

        7.2 Delay. No extension of time for payment of any amount owing hereunder shall affect the liability, of the Company for payment of the indebtedness evidenced hereby. No delay by the Holder or any holder hereof in exercising any power or right hereunder shall operate as a waiver of any power or right hereunder.

        7.3 Waiver and Amendment. No waiver or modification of the terms of this Note shall be valid without the written consent of the Holder; provided, however, that any such waiver or modification of Section 3 shall require the written consent of all holders of Senior Indebtedness.

        7.4 Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AS APPLIED TO CONTRACTS ENTERED INTO BETWEEN CALIFORNIA RESIDENTS WHOLLY TO BE PERFORMED IN CALIFORNIA.

        7.5 Severability. In case any provision contained herein (or part thereof) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or other unenforceability shall not affect any other provision (or the remaining part of the affected provision) hereof, but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent that such provision is invalid, illegal, or unenforceable.

        7.6 Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or by facsimile, or five days after the date of mailing if mailed, by first class mail, registered or certified, postage prepaid. Notices shall be addressed as follows:


            To Holder at:       Future Media Productions, Inc.
                                25136 Anza Drive
                                Valencia, CA 91355
                                Attention: President

            To Company at:      Synthonics Technologies, Inc.

                                31324 Via Colonias, Suite 106
                                Westlake Village, CA 91362
                                Attention: President

or to such other address as a party has designated by notice in writing to the other party in the manner provided by this Section 7.6.

        7.7  Counterparts. This Note may be executed in any number of
             ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        7.8  Entire Agreement. This Note constitutes the full and entire
             ----------------
understanding and agreement between the parties with regard to the subject matter hereof.

    IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its authorized officer as of the date first above written.


                                   COMPANY:

                                   SYNTHONICS TECHNOLOGIES, INC.


                                   By: [ILLEGIBLE]
                                      ----------------------------------


                                   HOLDER:

                                   FUTURE MEDIA PRODUCTIONS, INC.


                                   By:
                                      ----------------------------------

                                   Title:

    IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its authorized officer as of the date first above written.


                                   COMPANY:

                                   SYNTHONICS TECHNOLOGIES, INC.

                                   By: [ILLEGIBLE]
                                      -----------------------------------

                                   HOLDER:

                                   FUTURE MEDIA PRODUCTIONS, INC.


                                   By:
                                      ----------------------------------

                                   Title:
                                         -------------------------------